Goldman Sachs Funds

BALANCED FUND                  Semi-Annual Report July 31, 1998

                               Long-term capital growth

[GRAPHIC]                      opportunities and current income

                               through a carefully constructed mix of

                               equity and fixed income securities.


                                                            Goldman
                                                            Sachs

GOLDMAN SACHS BALANCED FUND

Fund Basics
as of July 31, 1998


Assets Under Management

    $255.1 Million

Number of Equity Holdings

        248


    NASDAQ SYMBOLS

    Class A Shares

        GSBFX


    Class B Shares

        GSBBX


    Class C Shares

        GSBCX


 Institutional Shares

        GSBIX


    Service Shares

        GSBSX

Mutual funds, annuities, and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations of, or guaranteed by, any financial institution;

 . are subject to investment risks, including possible loss of the principal amount invested.


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

January 31, 1998 -            Fund Total Return        Combined S&P 500 &
July 31, 1998                 (based on NAV)/1/      Lehman Aggregate Index/2/
--------------------------------------------------------------------------------
Class A                            0.34%                     9.57%
Class B                           -0.04%                     9.57%
Class C                           -0.08%                     9.57%
Institutional                      0.45%                     9.57%
Service                            0.26%                     9.57%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%) assuming reinvestment of all dividends and interest. Figures do not reflect fees or expenses. Investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
SEC TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended
7/31/98             Class A    Class B    Class C   Institutional   Service
--------------------------------------------------------------------------------
Last 6 months/3/    -5.18%     -5.04%      -1.08%        0.45%        0.26%
One Year/4/         -3.42%     -3.63%        N/A          N/A         1.97%
Five Years/4/         N/A        N/A         N/A          N/A          N/A
Since Inception     15.12%/4/  13.14%/4/    1.39%/3/     3.39%/3/  16.78%/4/,/5/
                   (10/12/94)  (5/1/96)    (8/15/97)    (8/15/97)  (10/12/94)
--------------------------------------------------------------------------------

/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $21.26 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

/5/ Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.


--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------

Company Holding         % of Total Net Assets     Line of Business
--------------------------------------------------------------------------------
Aetna Inc.                       2.21%            Healthcare Management
U.S. Treasury Bond               2.08%            Government
Lockheed Martin Corp.            2.04%            Defense
Cigna Corp.                      1.97%            Insurance
Raytheon Co.                     1.96%            Defense
Loews Corp.                      1.95%            Diversified Holding Companies
NationsBank Corp.                1.88%            Financial Services
Fruit of the Loom Inc            1.80%            Clothing Manufacturer
Quantum Corp.                    1.73%            Tape & Disk Drive Products
Union Carbide Corp.              1.66%            Chemicals and Plastics
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                     GOLDMAN SACHS BALANCED FUND

Market Overview


Dear Shareholder,

The stock market continued its unprecedented run into positive territory, while the yield on the bellwether 30-year U.S. Treasury Bond dropped to its lowest level since it was first issued approximately 20 years ago. Underscoring each milestone was the increasingly volatile nature of the two markets.


 . The U.S. Equity Market: Amid Increasing Volatility, Market Continues Its
  Climb -- The U.S. stock market generated strong performance, rising into record territory during the final month of the period under review. Throughout, the mantle of market leadership was held by mega-cap stocks, the largest and most liquid stocks in the Standard & Poor's 500 Index. Several factors -- including ongoing Asian market turbulence, benign inflation and concern about the sustainability of the current bull market -- made mega-caps the investment of choice among U.S. investors.

 . The U.S. Bond Market: Bond Prices Fluctuated Along With Investor Confidence --
  Early in the period, investors were satisfied with the relative stability of the U.S. market and the theory that Asia would have a cooling effect on the economy. Bonds rallied, as popular opinion held that the combination of these two factors negated the need for a Fed move. By mid-period, however, it appeared that the impact from Asia was less severe than originally anticipated. Investor interest in domestic bonds waned somewhat as volatility in overseas markets subsided. For the remainder of the period, bond prices alternately rose and fell in response to speculation regarding Fed movement, investor interest in the wake of Asian market volatility, and waxing and waning investor confidence in Japan.

 . Outlook: Uncertainty Brings Opportunity -- We believe the recent sharp declines in the stock market have created opportunities to buy both excellent companies at discounted valuations and companies experiencing temporary uncertainties at deeply depressed prices. Longer term, in our opinion, the outlook for the economy and the stock market is favorable. We believe that the economy will continue to expand, albeit at a moderate rate, and that inflation will remain benign, allowing interest rates to hold steady.

  Near term, the outlook for the bond market is dependent on the fortunes of the Japanese and Asian financial sectors. Presently, we expect interest rates will remain relatively stable, as positive domestic trends should counter any Asian influences. Credit-related fixed income sectors should perform well in this environment, as low interest rates spur both profit growth and investor enthusiasm for yield. As is always the case, however, despite these generally positive trends, all fixed income sectors remain susceptible to interest rate surprises, earnings disappointments and policy shortfalls.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.


  Sincerely,

  /s/ David B. Ford                        /s/ John P. McNulty

  David B. Ford                            John P. McNulty
  Co-Head, Goldman Sachs                   Co-Head, Goldman Sachs
  Asset Management                         Asset Management


  August 31, 1998

GOLDMAN SACHS BALANCED FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the six-month period ended July 31, 1998.


  Performance Review

  For the six-month period ended July 31, 1998, the Fund's share classes underperformed the 9.57% return of its benchmark, the combined S&P 500 and Lehman Aggregate Index.

  The Fund's underperformance is primarily attributable to our mid-cap bias and value discipline in managing the equity portion of the Fund in an environment where mega-cap, growth companies have led the performance of the S&P 500.

  We have consistently applied our investment strategy over the last five years, performing rigorous, firsthand research into low-expectation stocks. When, over the course of a multiyear investment horizon, short-term issues are resolved, cycles turn, or corporate actions become evident and acknowledged by the broader Wall Street community, we believe that our value investments should generate solid returns for our shareholders.


  Asset Performance

 . Equity -- As of July 31, 1998, the Fund was 50.9% invested in equities, compared with 53% on January 31, 1998. As a result of our bottom-up approach to stock selection, the Fund, compared with the S&P 500 Index, was overweight in the basic industry, consumer durables, defense/aerospace, transportation and utilities sectors, and underweight in the consumer non-durables, consumer services, energy, financials, health and technology sectors.

  With regard to specific industries, we continued to hold no media and communications stocks. Within healthcare, we held no pharmaceutical stocks. In both of these industries, we felt that a positive outlook was already priced into many companies' valuations. Conversely, we were overweight in tobacco and tobacco-related companies, a factor that hurt performance during the second half of the period due to ongoing litigation and concern over government regulation. Over the longer term, we believe that these companies are committed to rewarding shareholders and exhibit substantially better fundamental value than their stock prices currently indicate.

 . Fixed Income -- As of July 31, 1998, the Fund was 43.88% invested in fixed income securities, compared with 43% on January 31, 1998. The Fund's fixed income position contributed positively to performance during the period under review. In general, the portfolio was overweighted in corporates, asset-backed securities and mortgages. The Fund also maintained out-of-the-index allocations to the emerging market debt, municipal and non-dollar sectors. As is typical for the Fund, we underweighted Treasuries and agencies. Contributors to performance included the Fund's positions in corporates, mortgages and non-dollar securities -- most notably the Fund's positions in German, Australian and Canadian bonds. Detractors from performance included emerging market debt and the Fund's crossover municipal position (munis remained persistently cheap relative to Treasuries as the Treasury market rallied).

 . Cash -- As of July 31, 1998, the Fund was approximately 6.0% invested in cash.

                                                     GOLDMAN SACHS BALANCED FUND


STOCK SELECTION
FOLLOWS A
VALUE INVESTMENT
PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

1  Search for Value
   We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

2  Fundamental Research
   We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3  Risk Management
   We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


  Portfolio Highlights

 . Chase Manhattan Bank -- Chase has been a top performer throughout the period.
  The stock's strong performance has been driven not only by industry-wide appreciation, but also by Chase's announcements of a new capital allocation structure and cost-management program.

 . Ford Motor Co. -- Continuing strength in sales and new product demand, along with the market's approval of Ford's ongoing cost-cutting strategies and restructuring acumen, drove this stock's return well beyond its substantial 1997 gains. The earnings surge provided us with the opportunity to sell this position as the stock surpassed our target.


  Key New Acquisitions

 . Crown Cork and Seal (CCK) -- CCK manufactures packaging products for consumer goods. A recent acquisition has improved the company's cost savings and overseas presence. At the time of purchase, CCK's stock was trading at its lowest valuation in 10 years. We believe that CCK is poised for solid earnings over the next few years and, as a result, will generate high cash flow, pay down debt or repurchase shares, and reduce capital expenditures.

 . Raytheon -- Raytheon, a global defense technology leader, also develops technologies for use in commercial markets. The company recently conducted a series of strategic acquisitions that have widely broadened its market base and extended its industry presence. As investors were uncertain about the course of integrating these acquisitions, Raytheon's three-companies-in-one status discounted the stock. The defense and commercial electronics segment represents the bulk of the company and is, in our opinion, the segment with the greatest upside potential.


  Portfolio Outlook

  Within the equity portfolio, we will continue to perform rigorous, firsthand research into low-expectation stocks. In doing so, we aim to capitalize on the market's fear of uncertainty by investigating overdiscounted company-specific or industry issues. We will invest in these companies when they are cheaply priced relative to long-term earnings generating ability or hard asset values. With regard to the fixed income portion of the portfolio, for the balance of 1998 we expect Treasury yields to remain within a fairly tight range. We believe Fed intervention is unlikely, while global volatility should ensure that U.S. markets remain an attractive haven for investors. However, because the Asian question remains unresolved, sharp shifts in sentiment -- and hence, spreads -- are likely. As a result, within the corporate and emerging market debt sectors we are constraining much of our credit exposure to issues with limited susceptibility to Asian influences. Furthermore, we are emphasizing cash flow-stable securities within the interest rate-sensitive mortgage sector.

  We thank you for your investment and look forward to your continued confidence.


  Goldman Sachs U.S. Value Investment Team
  Goldman Sachs U.S. Fixed Income Investment Team

  August 31, 1998

GOLDMAN SACHS BALANCED FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


        Remember the factors

        you considered when you first

        began investing: your long-term

        objectives, time horizon, risk

        tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions -- avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information--and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                                     GOLDMAN SACHS BALANCED FUND

Performance Summary
July 31, 1998 (Unaudited)

 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5%) in Class A shares on Octo-ber 12, 1994 (commencement of operations). For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown. This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.


 BALANCED FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 12, 1994 TO JULY 31, 1998

 LOGO

                                   Lehman Bros.
                                  Aggregate Bond
       Balanced Fund    S&P 500       Index
       -------------    -------   --------------
   10/12/94    9450       10000         10000
Oct-94         6413       10152          9987
Nov-94         9247        9782          9965
Dec-94         9351        9927         10034
Jan-95         9532       10184         10232
Feb-95         9948       10582         10476
Mar-95        10143       10895         10540
Apr-95        10379       11215         10687
May-95        10743       11664         11101
Jun-95        10959       11934         11182
Jul-95        11149       12330         11157
Aug-95        11319       12361         11292
Sep-95        11509       12883         11402
Oct-95        11455       12837         11550
Nov-95        11762       13400         11724
Dec-95        11978       13659         11888
Jan-96        12211       14123         11966
Feb-96        12275       14254         11178
Mar-96        12303       14391         11676
Apr-96        12402       14603         11610
May-96        12566       14980         11587
Jun-96        12544       15037         11742
Jul-96        12372       14372         11774
Aug-96        12544       14675         11754
Sep-96        12982       15501         11958
Oct-96        13314       15929         12224
Nov-96        14022       17133         12433
Dec-96        14102       16794         12317
Jan-97        14488       17843         12356
Feb-97        14665       17983         12386
Mar-97        14324       17244         12249
Apr-97        14759       18272         12433
May-97        15388       19384         12551
Jun-97        15745       20253         12700
Jul-97        16723       21865         13043
Aug-97        16566       20640         12932
Sep-97        17019       21772         13122
Oct-97        16720       21045         13313
Nov-97        16760       22019         13374
Dec-97        16870       22398         13509
Jan-98        17030       22647         13682
Feb-98        17852       24279         13671
Mar-98        17087       25523         13717
Apr-98        18172       25780         13789
May-98        17952       25337         13920

                                          SINCE INCEPTION
                                             OF CLASS     ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED OCTOBER 12, 1994)
  Excluding sales charges                     16.84%         2.18%      0.34%
  Including sales charges                     15.12%        -3.42%     -5.18%
 ----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                14.48%         1.44%     -0.04%
  Including redemption charges                13.48%        -3.63%     -5.04%
 ----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                 2.41%           n/a     -0.08%
  Including redemption charges                 1.39%           n/a     -1.08%
 ----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997)(A)                                 3.39%           n/a      0.45%
 ----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997)(A)                                     2.93%           n/a      0.26%
 ----------------------------------------------------------------------------

 (a) Since inception represents cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS BALANCED FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                                  VALUE
 COMMON STOCKS - 50.0%
  AEROSPACE/DEFENSE - 4.0%
  52,300  Lockheed Martin Corp.                  $  5,213,656
  92,300  Raytheon Co.*                             5,001,506
                          -----------------------------------
                                                   10,215,162
 ------------------------------------------------------------
  AIRFREIGHT, TRUCK & OTHER - 1.3%
  78,300  CNF Transportation, Inc.                  3,386,475
 ------------------------------------------------------------
  AIRLINES - 0.3%
  16,400  Continental Airlines, Inc.*                 877,400
 ------------------------------------------------------------
  AUTO SUPPLIERS - 1.3%
  60,300  Lear Corp.*                               3,199,669
 ------------------------------------------------------------
  AUTO/VEHICLE - 1.1%
  38,600  General Motors Corp.                      2,791,263
 ------------------------------------------------------------
  BANKS - 5.6%
  27,000  Banc One Corp.                            1,395,563
  51,600  Chase Manhattan Corp.                     3,902,250
  24,200  First Union Corp.                         1,458,050
  60,200  NationsBank Corp.                         4,800,950
  37,600  Pacific Century Financial Corp.             737,900
  31,600  Republic of New York Corp.                1,874,275
                          -----------------------------------
                                                   14,168,988
 ------------------------------------------------------------
  CHEMICAL PRODUCTS - 2.6%
  97,300  IMC Global, Inc.                          2,487,231
  88,100  Union Carbide Corp.                       4,228,800
                          -----------------------------------
                                                    6,716,031
 ------------------------------------------------------------
  CONSTRUCTION/ENVIRONMENTAL SERVICES - 1.2%
  72,000  Fluor Corp.                               3,028,500
 ------------------------------------------------------------
  DEPARTMENT STORES - 1.1%
  55,300  Sears Roebuck & Co.                       2,806,475
 ------------------------------------------------------------
  ENERGY REFINING & MARKETING - 1.4%
  124,200 Tosco Corp.                               3,477,600
 ------------------------------------------------------------
  FOREST PRODUCTS - 2.6%
  56,000  Georgia Pacific Corp.                     2,877,000
  70,300  Georgia Pacific Corp. (Timber Group)      1,577,356
  172,900 Stone Container Corp.*                    2,258,506
                          -----------------------------------
                                                    6,712,862
 ------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 4.5%
  81,500  Aetna, Inc.(d)                            5,648,969
  105,900 Foundation Health Systems, Inc.*          2,184,188
  121,200 Tenet Healthcare Corp.*                   3,628,425
                          -----------------------------------
                                                   11,461,582
 ------------------------------------------------------------
  HOTELS & RESTAURANTS - 1.0%
  54,800  Hilton Hotels Corp.                       1,380,275
  35,900  Tricon Global Restaurants, Inc.*          1,269,963
                          -----------------------------------
                                                    2,650,238
 ------------------------------------------------------------
  INSURANCE BROKERS & OTHER INSURANCE - 1.9%
  61,600  Loews Corp.                               4,966,500
 ------------------------------------------------------------

  SHARES   DESCRIPTION                         VALUE
 COMMON STOCKS - (CONTINUED)
  INSURANCE-LIFE - 2.0%
  75,900   Cigna Corp.                   $  5,014,144
 ----------------------------------------------------
  INSURANCE-PROPERTY AND CASUALTY -
  0.2%
  9,200    Allmerica Financial Corp.(d)       615,250
 ----------------------------------------------------
  INTEGRATED OIL - 2.1%
  32,700   Elf Aquitane ADR                 2,121,413
  52,000   Texaco, Inc.                     3,162,250
                          ---------------------------
                                            5,283,663
 ----------------------------------------------------
  LOGISTICS/RAIL - 1.1%
  117,200  Canadian Pacific, Ltd.           2,798,150
 ----------------------------------------------------
  PACKAGING - 0.5%
  32,900   Crown Cork & Seal, Inc.          1,353,013
 ----------------------------------------------------
  PC AND PERIPHERALS - 2.3%
  252,800  Quantum Corp.*                   4,424,000
  58,400   Seagate Technology, Inc.*        1,328,600
                          ---------------------------
                                            5,752,600
 ----------------------------------------------------
  REAL ESTATE - 0.3%
  28,800   LNR Property Corp.                 642,600
 ----------------------------------------------------
  SEMICONDUCTORS - 2.0%
  73,000   Avnet, Inc.                      4,005,875
  75,975   Vishay Intertechnology, Inc.*      997,172
                          ---------------------------
                                            5,003,047
 ----------------------------------------------------
  STEEL - 0.3%
  47,800   ISPAT International NV*            722,975
 ----------------------------------------------------
  TEXTILES - 1.8%
  147,300  Fruit of the Loom, Inc.*         4,593,919
 ----------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS
  - 1.1%
  48,000   Goodyear Tire & Rubber Co.       2,925,000
 ----------------------------------------------------
  TOBACCO - 3.3%
  83,600   Philip Morris Companies Inc.     3,662,725
  136,800  RJR Nabisco Holdings, Corp.      3,343,050
  57,100   UST, Inc.                        1,541,700
                          ---------------------------
                                            8,547,475
 ----------------------------------------------------
  UTILITIES - 3.1%
  73,800   Entergy Corp.                    2,020,275
  132,900  Northeast Utilities*             2,026,725
  108,500  Unicom Corp.                     3,750,031
                          ---------------------------
                                            7,797,031
 ----------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $128,896,944)                    $127,507,612
 ----------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL             INTEREST                     MATURITY
    AMOUNT                 RATE                         DATE                             VALUE
  ASSET-BACKED SECURITIES - 5.0%
  ALAC Automobile Receivables Series 1998-1, Class A(a)
  $ 1,346,913              6.12%                      06/15/03                     $  1,347,317
  Americredit Automobile Receivables Series 1997-D, Class A3
    1,100,000              6.24                       09/05/03                        1,119,078
  Americredit Automobile Receivables Trust Series 1998-A, Class A3(d)
    1,725,000              5.88                       12/15/03                        1,721,953
  Case Equipment Loan Trust, Series 1995-A, Class A
       19,307              7.30                       03/15/02                           19,340
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       27,139              5.80                       06/15/02                           27,139
  Discover Card Master Trust Series 1994-2, Class A
       70,000              6.01                       10/16/04                           70,503
  Discover Card Master Trust Series 1996-4, Class A
      740,000              6.03                       10/16/13                          746,934
  Discover Card Master Trust Series 1996-4, Class B
      420,000              6.21                       10/16/13                          420,391
  DVI Equipment Lease Trust
      280,565              6.55                       07/10/04                          281,738
  EQCC Home Equity Loan Trust Series 1997-3, Class A
      652,467              5.83                       11/15/28                          653,055
  Fasco Grantor Trust, Series 1996-1
      123,716              6.65                       11/15/01                          125,353
  Fingerhut Financial Services Master Trust, Series 1996-1, Class A
      200,000              6.45                       02/20/02                          201,000
  First USA Credit Card Master Trust Series 1997-6, Class A
    1,350,000              6.42                       03/17/05                        1,372,775
  First USA Credit Card Master Trust, Series 1997-5, Class A
      350,000              5.80                       04/17/07                          350,067
  MBNA Master Credit Card Master Trust
    1,050,000              5.82                       04/15/09                        1,048,026
  Mid State Trust, Series 4, Class A
      697,691              8.33                       04/01/30                          758,169
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
      400,000              7.46                       05/15/06                          421,776
  Navistar Financial Corp. Owner Trust, Series 1995-B,
  Class A3
       46,636              6.05                       04/15/02                           46,709
  PXRE Capital Trust I
       65,000              8.85                       02/01/27                           69,616
  Sears Credit Account Master Trust, Series 1995-2, Class A
      700,000              8.10                       06/15/04                          718,151
  Sears Credit Card Master Trust, Series 1995-3, Class A
       70,000              7.00                       10/15/04                           71,313
  Standard Credit Card Master Trust, Series 1995-9, Class A
      360,000              6.55                       10/07/07                          369,000
  Standard Credit Card Master Trust, Series 1994-4, Class A
      110,000              8.25                       11/07/03                          117,184
  Time Warner, Inc. Pass Thru Asset Trust(a)
      575,000              4.90                       07/29/99                          567,186
 ----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $12,578,612)                                                               $ 12,643,773
 ----------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                     MATURITY
    AMOUNT                 RATE                         DATE                             VALUE
  CORPORATE BONDS - 13.1%
  FINANCE BONDS - 4.9%
  BankAmerica Corp.
  $ 1,000,000              7.75%                      07/15/02                     $  1,053,350
  Beneficial Corp.
    1,350,000              6.43                       04/10/02                        1,363,649
  Capital One Bank
      290,000              6.88                       04/24/00                          294,222
      590,000              7.15                       09/15/06                          597,198
      200,000              6.40                       05/08/03                          201,146
      150,000              6.15                       06/01/01                          149,364
      500,000              6.39                       03/05/01                          502,325
  Comdisco, Inc.
      965,000              6.13                       01/15/03                          951,799
      700,000              6.29                       06/30/03                          702,828
  Continental Bank
      100,000             12.50                       04/01/01                          115,533
  Countrywide Capital Corp.
      330,000              8.05                       06/15/27                          369,419
  Countrywide Funding Corp.
      100,000              6.08                       07/14/99                          100,153
      700,000              6.84                       10/22/04                          715,589
      850,000              6.45                       02/27/03                          856,222
  Edison Mission Energy Funding Corp.
       83,170              6.77                       09/15/03                           84,282
  Fleet Mortgage Group, Inc.
      250,000              6.50                       06/15/00                          252,653
  Ford Motor Credit Co.
      500,000              6.00                       01/14/03                          497,940
  Golden West Financial Corp.
      200,000             10.25                       12/01/00                          217,856
  Green Tree Financial Corp.(c)
    2,000,000              6.77                       06/01/30                        2,002,400
  Long Island Savings Bank
      620,000              6.20                       04/02/01                          620,229
  Meditrust
      270,000              7.82                       09/10/26                          275,700
  Signet Banking Corp.
      500,000              9.63                       06/01/99                          514,080
  Simon Debartolo Group LP
      175,000              6.63                       06/15/03                          173,998
 ----------------------------------------------------------------------------------------------
  TOTAL FINANCE BONDS
  (COST $12,612,575)                                                               $ 12,611,935
 ----------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL             INTEREST                     MATURITY
    AMOUNT                 RATE                         DATE                             VALUE
 CORPORATE BONDS - (CONTINUED)
  INDUSTRIAL BONDS - 7.5%
  360 Communications Co.
  $   575,000              7.12%                      03/01/03                     $    595,631
  Auburn Hills Trust
       50,000             12.00                       05/01/20                           80,929
  Chelsea GCA Realty, Inc.
      656,000              7.75                       01/26/01                          671,068
  Chrysler Corp., Series B
       60,000              7.45                       02/01/97                           64,854
  CMS Energy Corp.
      150,000              7.38                       11/15/00                          151,301
  Continental Airlines, Inc.
      370,000              6.54                       09/15/09                          369,560
  Corning Consumer Products(a)
      250,000              9.63                       05/01/08                          241,250
  Ford Motor Credit Co.
       40,000              8.38                       01/15/00                           41,336
  Gulf Canada Resources
      110,000              9.25                       01/15/04                          114,408
  H + T Master Trust(a)
      220,000              8.06                       08/15/02                          220,352
  Hertz Corp.
    1,055,000              6.00                       01/15/03                        1,037,888
  Intermedia Communications, Inc.
      250,000              8.60                       06/01/08                          254,440
  K Mart Corp.
      200,000              8.00                       12/13/01                          203,408
       40,000              9.60                       09/15/98                           40,050
  Kroger Co.
      750,000             12.95                       02/01/09                          819,720
  Liberty Property LP
      205,000              7.10                       08/15/04                          205,836
  Loewen Group International, Inc.
      180,000              8.25                       10/15/03                          190,337
  News America Holdings, Inc.
      325,000              9.25                       02/01/13                          390,995
      500,000              8.50                       02/15/05                          548,240
  Northwest Airlines Corp.
      213,983              8.97                       01/02/15                          239,026
  NWA Trust
       62,400              8.26                       03/10/06                           66,534
  NWCG Holding Corp.(c)
      600,000              6.11                       06/15/99                          569,604
  Orange PLC
      500,000              8.00                       08/01/08                          495,625
  Oryx Energy Co.
      135,000              9.50                       11/01/99                          139,783
  Owens Corning
      720,000              7.50                       05/01/05                          729,475
  Panamsat Corp.
    1,080,000              6.13                       01/15/05                        1,062,353
  Paramount Communications, Inc.
      200,000              5.88                       07/15/00                          198,910

   PRINCIPAL             INTEREST                     MATURITY
    AMOUNT                 RATE                         DATE                             VALUE
 CORPORATE BONDS - (CONTINUED)
  Pep Boys, Manny, Moe & Jack
  $   200,000              7.00%                      06/01/05                     $    204,856
  Philip Morris Companies, Inc.
      195,000              6.95                       06/01/06                          199,085
  Riggs National Corp.
      280,000              9.65                       06/15/09                          338,120
  RJR Nabisco, Inc.
      450,000              8.00                       07/15/01                          456,458
  Rogers Cablesystems, Ltd.
      115,000              9.63                       08/01/02                          122,763
  Taubman Realty Group, LP
       80,000              7.00                       10/01/03                           80,010
      330,000              8.00                       07/30/01                          344,230
  TCI Communications, Inc.
      300,000              8.65                       09/15/04                          333,261
      200,000              8.00                       08/01/05                          217,446
      410,000              6.82                       09/15/10                          410,316
      265,000              8.75                       08/01/15                          315,074
  Tele-Communications, Inc.
      125,000              9.65                       10/01/03                          136,180
      800,000              8.25                       01/15/03                          860,696
  Time Warner Entertainment Co. LP
      445,000              9.63                       05/01/02                          495,681
  Timer Warner, Inc.
      850,000              7.95                       02/01/00                          872,483
      565,000              7.75                       06/15/05                          605,443
      250,000              7.98                       08/15/04                          268,628
  TKR Cable Inc.
      285,000             10.50                       10/30/07                          313,474
  Triton Energy Ltd.
      500,000              8.75                       04/15/02                          520,965
  U.S. Home Corp.
      195,000              7.95                       03/01/01                          198,900
  US Air Inc.
      319,461              8.93                       04/15/08                          361,377
  USI American Holdings, Inc.
       60,000              7.25                       12/01/06                           62,117
  Viacom International, Inc.
       95,000             10.25                       09/15/01                          105,149
  Viasystems Inc.
      125,000              9.75                       06/01/07                          120,625
  Wharf International Capital 1994 Ltd.
      130,000              8.88                       11/01/04                          117,268
  Williams Communications Solutions, Inc.
    1,125,000              6.13                       02/15/02                        1,120,748
  WMX Technologies Inc.
      320,000              6.38                       12/01/03                          318,320
 ----------------------------------------------------------------------------------------------
  TOTAL INDUSTRIAL BONDS
  (COST $19,103,074)                                                               $ 19,242,586
 ----------------------------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL               INTEREST                   MATURITY
    AMOUNT                   RATE                       DATE                           VALUE
 CORPORATE BONDS - (CONTINUED)
  UTILITY BONDS - 0.8%
  California Energy, Inc.
  $   350,000               10.25%                    01/15/04                   $    372,379
  CE Electric UK Funding Co.(a)
      200,000                6.85                     12/30/04                        204,264
  Central Maine Power Co.
      100,000                7.38                     01/01/99                        100,459
      160,000                7.45                     08/30/99                        161,306
  National Power
      120,000                8.75                     11/15/02                        117,480
  Niagara Mohawk Power Corp.
      450,000                6.88                     04/01/03                        457,169
  Worldcom, Inc.
      600,000                9.38                     01/15/04                        628,938
 --------------------------------------------------------------------------------------------
  TOTAL UTILITY BONDS
  (COST $2,050,931)                                                              $  2,041,995
 --------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $33,766,580)                                                             $ 33,896,516
 --------------------------------------------------------------------------------------------
  EMERGING MARKET DEBT - 1.9%
  Argentina Bocan
  $   634,159                5.64%                    04/01/01                   $    600,960
  Banco de Colombia
      710,000                8.62                     06/02/00                        724,434
  Banco Nacional de Comercio
      260,000                8.00                     07/18/02                        257,790
  Banco Nacional de Obras
       30,000                9.63                     11/15/03                         30,765
  Banco Nacional Desenvol(a)
      600,000                6.69                     06/16/08                        597,000
  Banco de Comerico Exterior(a)
       30,000                8.62                     06/02/00                         30,610
  Bridas Corp.
       90,000               10.25                     12/07/98                         90,705
  Cemex S.A. + Tolmex
      110,000               10.00                     11/05/99                        112,915
  Corp. Andina de Fomento(a)
       80,000                8.38                     07/29/01                         81,457
  Financiera Energy Nacional
       20,000(a)             9.38                     06/15/06                         19,982
      400,000                9.38                     06/15/06                        418,200
  Grupo Industrial Durango
       20,000               12.00                     07/15/01                         20,900
      100,000               12.63                     08/01/03                        106,555
  Grupo Televisa
      170,000               11.38                     05/15/03                        186,278
  Guangdong Enterprises Holdings Ltd.
      200,000                8.88                     05/22/07                        147,358
  Impsa Industrias Metal URG
       90,000                9.50                     05/31/02                         80,964
  Inst Fomento Industrial
      210,000                8.38                     07/29/01                        205,964
  Korea Development Bank
      140,000                7.12                     09/17/01                        125,412

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                            VALUE
  EMERGING MARKET DEBT - (CONTINUED)
  Mrs Logistica SA
  $   100,000            10.63%                          08/15/05                   $   84,225
  Petroleos Mexicanos(a)
      620,000             8.65                           07/15/05                      620,775
  Poland Communications
       90,000             9.88                           11/01/03                       86,400
  YPF Sociedad Anonima
       86,850             7.50                           10/26/02                       88,158
 ---------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $4,844,473)                                                                 $4,717,807
 ---------------------------------------------------------------------------------------------
  MORTGAGE BACKED OBLIGATIONS - 16.1%
  Asset Securitization Corp.
  $   450,000             7.49%                          04/14/27                   $  485,753
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
    2,200,000             6.60                           11/19/07                    2,248,576
  Collateralized Mortgage Obligation Trust Series 64, Class Z
      500,876             9.00                           11/20/20                      530,282
  Federal Home Loan Mortgage Corp. (FHLMC)
      455,450             6.00                        12/01/12                         450,609
    1,973,465             6.00                        03/01/13                       1,952,487
      532,070             6.00                        04/01/13                         526,414
      944,095             7.50                        09/01/25                         968,575
      178,549             7.50                        07/01/27                         183,123
      722,027             7.50                        12/01/27                         740,525
    1,035,132             7.50                        02/01/28                       1,061,685
      760,620             7.50                        04/01/28                         780,107
      891,604             7.50                        05/01/28                         915,008
    1,000,000             6.35                        03/25/18                       1,007,500
    2,000,000             6.50                     TBA-15 year(b)                    1,978,740
  Federal National Mortgage Association (FNMA)
      253,043             6.50                        09/01/25                         252,251
      271,331             6.50                        10/01/25                         270,482
      347,975             6.50                        11/01/25                         346,994
      553,577             6.50                        09/01/27                         550,632
      420,393             6.50                        11/01/27                         418,157
      946,629             6.50                        06/01/13                         951,656
      992,689             6.00                        04/01/13                         980,896
    1,059,480             6.50                        06/01/13                       1,065,434
      992,311             6.00                        04/01/13                         980,522
    4,000,000             6.50                     TBA-30 year(b)                    3,978,720
    3,000,000             7.00                     TBA-30 year(b)                    3,042,180
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
      300,000             7.30%                       12/18/06                         317,505
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2,
  Class A2
      700,000             6.60                        11/18/29                         712,201
  FNMA Remic Trust Series 31, Class PJ
    1,000,000             6.55                        10/25/20                       1,015,000

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL           INTEREST                    MATURITY
    AMOUNT               RATE                        DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  Government National Mortgage Association (GNMA)
  $   263,871            7.00                      02/15/23                    $    268,407
       42,426            8.00                      04/15/23                          44,150
      139,216            7.00                      05/15/23                         141,609
       43,397            7.00                      05/15/23                          44,143
      721,857            7.50                      05/15/23                         743,506
      850,876            7.00                      07/15/23                         865,502
      730,469            7.00                      08/15/23                         743,025
      682,441            7.00                      09/15/23                         694,172
      447,023            8.00                      06/15/26                         463,786
       89,923            8.00                      07/15/26                          93,295
       33,157            8.00                      09/15/26                          34,401
      389,552            8.00                      09/15/26                         404,688
      456,034            8.00                      12/15/26                         473,135
      498,629            8.00                      12/15/26                         517,327
      793,889            7.50                      01/15/27                         816,959
       28,737            8.00                      05/15/27                          29,815
      468,050            8.00                      05/15/27                         485,457
      472,826            8.00                      06/15/27                         490,557
      898,187            8.00                      05/15/28                         931,869
       49,635            8.00                      05/15/28                          51,496
    2,000,000            6.50                   TBA-30 year(b)                    1,993,740
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
    2,000,000            6.39                      02/15/30                       2,016,516
 ------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $40,737,991)                                                           $ 41,059,569
 ------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                     MATURITY
    AMOUNT                 RATE                         DATE                             VALUE
  SOVEREIGN CREDIT - 1.0%
  Federal Republic of Brazil(c)
  $    97,000             11.01%                      04/15/06                     $     82,178
  Province of Quebec
      200,000             13.25                       09/15/14                          223,726
  Province of Tucuman
      232,143              9.45                       08/01/04                          219,027
  Republic of Argentina
      600,000              8.75                       05/09/02                          580,875
  Republic of Korea
      410,000              8.75                       04/15/03                          394,859
  Republic of Panama
      387,700              6.84                       05/10/02                          381,329
      520,000              7.88                       02/13/02                          514,591
  State of Israel
      190,000              6.38                       12/15/05                          188,602
 ----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (COST $2,625,808)                                                                $  2,585,187
 ----------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -  0.4%
  Federal National Mortgage Association (FNMA) Principal-Only Stripped
  Security(c)
  $ 4,000,000              6.07%                      10/09/19                     $  1,132,480
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $1,154,873)                                                                $  1,132,480
 ----------------------------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL             INTEREST                     MATURITY
    AMOUNT                 RATE                         DATE                             VALUE
  U.S. TREASURY OBLIGATIONS - 5.7%
  United States Treasury Bonds
  $   470,000             12.00%                      08/15/13                     $    692,150
    3,900,000              8.75                       05/15/20                        5,299,125
    2,900,000              7.88                       02/15/21                        3,641,298
  United States Treasury Notes
      500,000              6.63                       07/31/01                          514,845
  United States Treasury Principal-Only Stripped Securities(c)
    4,000,000              5.62                       11/15/04                        2,823,800
    2,450,000              5.90                       05/15/20                          691,856
       80,000              5.46                       08/15/99                           75,650
    2,270,000              5.87                       08/15/14                          901,288
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $14,315,026)                                                               $ 14,640,012
 ----------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 10.4%
  Joint Repurchase Agreement Account(d)
  $26,600,000              5.85%                      08/03/98                     $ 26,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $26,600,000)                                                               $ 26,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $265,520,307)(E)                                                           $264,782,956
 ----------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 -----------------------------
  FEDERAL INCOME TAX INFORMA-
  TION:
  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $11,054,184
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value   (11,843,153)
 -----------------------------
  Net unrealized
  gain            $  (779,969)
 -----------------------------

 Futures contracts open at July 31, 1998 are as follows:

                              Number of
                              Contracts
                                Long/      Settlement   Unrealized
             Type             (Short)(f)     Month      Gain/(Loss)
-------------------------------------------------------------------
  90-Day Eurodollar               10     September 1998   $(1,688)
  90-Day Eurodollar               (9)    March 1999        (1,520)
  90-Day Eurodollar               (9)    June 1999         (1,407)
  2-Year U.S. Treasury Note       10     September 1998       561
  5-Year U.S. Treasury Note       16     September 1998     4,758
  10-Year U.S. Treasury Bond      33     September 1998     7,134
  20-Year U.S. Treasury Bond      (3)    September 1998    (4,964)
                                                          -------
                                                          $ 2,874
 ------------------------------------------------------------------

 * Non-income producing security.
 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified insti-tutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $3,930,193 as of July 31, 1998.
 (b) TBA (To Be Assigned) securities are purchased on a forward commitment ba-sis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (c) The interest rate disclosed for these securities represents effective yields to maturity.
 (d) Portions of these securities are being segregated as collateral for futures contracts, TBA securities, mortgage dollar rolls and extended settlement securities.
 (e) The aggregate cost for federal income tax purposes is $265,562,925.
 (f) Each 90-Day Eurodollar contract represents $1,000,000 in notional par value. Each 2-year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year, 10-Year and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The net notional amount and market value at risk are $35,200,000 and $14,551,525, respec-tively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indica-tive only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $265,520,307)                                                    $264,782,956
  Cash, at value                                                        185,059
  Receivables:
  Investment securities sold                                          9,576,556
  Fund shares sold                                                    1,292,893
  Dividends and interest, at value                                    1,249,652
  Deferred organization expenses, net                                    16,081
  Other assets                                                          191,142
 -------------------------------------------------------------------------------
  TOTAL ASSETS                                                      277,294,339
 -------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                    21,222,344
  Forward foreign currency exchange contracts                            25,956
  Fund shares repurchased                                               391,315
  Variation margin                                                          375
  Amounts owed to affiliates                                            484,167
  Accrued expenses and other liabilities                                 52,887
 -------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  22,177,044
 -------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   244,441,973
  Accumulated undistributed net investment income                       571,765
  Accumulated undistributed net realized gain on investment,
  futures and foreign currency transactions                          10,863,933
  Net unrealized loss on investments, futures and translation
  of assets and liabilities denominated in foreign currencies          (760,376)
 -------------------------------------------------------------------------------
  NET ASSETS                                                       $255,117,295
 -------------------------------------------------------------------------------

                                                    CLASS A   CLASS B CLASS C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                     9,526,414 1,946,992 786,453
  Net asset and Class A redemption value per
  share(a)                                           $20.09    $19.99  $19.95
 ----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             430,378  22,250
  Net asset value, offering and redemption price per
  share                                                      $20.09  $20.08
 --------------------------------------------------------------------------

 (a)Maximum public offering price per share (NAV X 1.0582) for Class A shares is $21.26. At redemption, Class B and C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(a)                                                    $  1,056,222
  Interest(b)                                                        3,644,966
 ------------------------------------------------------------------------------
  TOTAL INCOME                                                       4,701,188
 ------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                      791,642
  Distribution fees                                                    408,813
  Authorized dealer service fees                                       292,479
  Transfer agent fees                                                  178,766
  Custodian fees                                                        77,020
  Professional fees                                                     30,838
  Registration fees                                                     48,536
  Amortization of deferred organization expenses                         6,660
  Trustee fees                                                           2,783
  Other                                                                 26,981
 ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,864,518
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs        (483,862)
 ------------------------------------------------------------------------------
  NET EXPENSES                                                       1,380,656
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              3,320,532
 ------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FUTURES AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                            6,460,160
  Futures transactions                                                  (7,762)
  Foreign currency related transactions                                 25,530
  Net change in unrealized gain (loss) on:
  Investments                                                      (11,562,491)
  Futures                                                              (27,001)
  Translation of assets and liabilities denominated in foreign
  currencies                                                           (21,134)
 ------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT FUTURES AND
  FOREIGN CURRENCY TRANSACTIONS                                     (5,132,698)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (1,812,166)
 ------------------------------------------------------------------------------

 (a)  Taxes withheld on dividends were $2,546.

 (b)  Taxes withheld on interest were $2,911.

                                                     GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     FOR THE
                                            SIX MONTHS ENDED           FOR THE
                                               JULY 31, 1998        YEAR ENDED
                                                 (UNAUDITED)  JANUARY 31, 1998
  FROM OPERATIONS:
  Net investment income                         $  3,320,532      $  3,841,192
  Net realized gain on investment, futures
  and foreign currency related
  transactions                                     6,477,928        13,321,612
  Net change in unrealized gain (loss) on
  investments, futures and translation of
  assets and liabilities denominated in
  foreign currencies                             (11,610,626)        2,251,255
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       (1,812,166)       19,414,059
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                  (2,529,348)       (3,280,878)
  Class B shares                                    (347,480)         (212,816)
  Class C shares                                    (140,623)          (37,737)
  Institutional shares                              (141,516)          (51,094)
  Service shares                                        (204)             (160)
  In excess of net investment income
  Class B shares                                         --               (503)
  Class C shares                                         --             (6,260)
  Institutional shares                                   --            (19,503)
  Service shares                                         --                (42)
  From net realized gain on investment and
  futures transactions
  Class A shares                                         --         (8,192,911)
  Class B shares                                         --           (995,615)
  Class C shares                                         --           (180,689)
  Institutional shares                                   --           (164,436)
  Service shares                                         --               (530)
  In excess of net realized gain on in-
  vestment and futures transactions
  Class C shares                                       --           (146,227)
  Institutional shares                                 --           (259,970)
  Service shares                                       --               (321)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (3,159,171)      (13,549,692)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares               76,297,561       123,854,644
  Reinvestment of dividends and
  distributions                                    2,728,650        12,247,021
  Cost of shares repurchased                     (23,445,824)      (20,977,914)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                         55,580,387       115,123,751
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                  50,609,050       120,988,118
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              204,508,245        83,520,127
 ------------------------------------------------------------------------------
  End of period                                 $255,117,295      $204,508,245
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME                                        $    571,765      $    410,404
 ------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       INCOME FROM
                                INVESTMENT OPERATIONS(E)            DISTRIBUTIONS TO SHAREHOLDERS
                               --------------------------- ------------------------------------------------
                                            NET REALIZED
                                           AND UNREALIZED
                                           GAIN (LOSS) ON                                      IN EXCESS OF
                                            INVESTMENT,                            FROM NET    NET REALIZED
                     NET ASSET              FUTURES AND               IN EXCESS  REALIZED GAIN   GAIN ON    NET INCREASE
                      VALUE,      NET     FOREIGN CURRENCY  FROM NET    OF NET   ON INVESTMENT  INVESTMENT   (DECREASE)
                     BEGINNING INVESTMENT     RELATED      INVESTMENT INVESTMENT  AND FUTURES  AND FUTURES  IN NET ASSET
                     OF PERIOD   INCOME     TRANSACTIONS     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS    VALUE
 FOR THE SIX MONTHS ENDED JULY 31, (UNAUDITED)
  1998 - Class A
  Shares              $20.29     $0.29         $(0.21)       $(0.28)    $   --       $  --        $   --       $(0.20)
  1998 - Class B
  Shares               20.20      0.20          (0.20)        (0.21)        --          --            --        (0.21)
  1998 - Class C
  Shares               20.17      0.20          (0.21)        (0.21)        --          --            --        (0.22)
  1998 - Institu-
  tional Shares        20.29      0.32          (0.21)        (0.31)        --          --            --        (0.20)
  1998 - Service
  Shares               20.28      0.26          (0.21)        (0.25)        --          --            --        (0.20)
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares               18.78      0.57           2.66         (0.56)        --       (1.16)           --         1.51
  1998 - Class B
  Shares               18.73      0.50           2.57         (0.42)     (0.02)      (1.16)           --         1.47
  1998 - Class C
  Shares(b)            21.10      0.25           0.24         (0.22)     (0.04)      (0.64)        (0.52)       (0.93)
  1998 - Institu-
  tional Shares(b)     21.18      0.26           0.32         (0.23)     (0.08)      (0.45)        (0.71)       (0.89)
  1998 - Service
  Shares(b)            21.18      0.22           0.32         (0.22)     (0.06)      (0.72)        (0.44)       (0.90)
 -----------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares               17.31      0.66           2.47         (0.66)        --       (1.00)           --         1.47
  1997 - Class B
  Shares(b)            17.46      0.42           2.34         (0.42)     (0.07)      (1.00)           --         1.27
 -----------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares               14.22      0.51           3.43         (0.50)        --       (0.35)           --         3.09
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A
  Shares(b)            14.18      0.10           0.02         (0.08)        --          --            --         0.04
 -----------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A and Class B share activity commenced on October 12, 1994 and May 1, 1996, respectively. Class C, Institutional and Service share activity commenced on August 15, 1997.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) Includes the effect of mortgage dollar roll transactions.

                                                     GOLDMAN SACHS BALANCED FUND



                                                                    RATIO OF
                                         NET ASSETS   RATIO OF   NET INVESTMENT
   NET ASSET                PORTFOLIO    AT END OF  NET EXPENSES   INCOME TO
   VALUE, END     TOTAL     TURNOVER       PERIOD    TO AVERAGE   AVERAGE NET
   OF PERIOD    RETURN(A)    RATE(F)     (IN 000S)   NET ASSETS      ASSETS
                RATIOS ASSUMING NO VOLUNTARY WAIVER
                   OF FEES OR EXPENSE LIMITATIONS
                -----------------------------------
                                               RATIO OF
                    RATIO OF                NET INVESTMENT
   NET ASSET      EXPENSES TO              INCOME (LOSS) TO
   VALUE, END     AVERAGE NET                 AVERAGE NET
   OF PERIOD         ASSETS                      ASSETS
     $20.09        0.34%(d)   69.31%(d)   $191,408      1.00%(c)      2.86%(c)
      19.99       (0.04)(d)   69.31(d)      38,923      1.75(c)       2.11(c)
      19.95       (0.08)(d)   69.31(d)      15,693      1.75(c)       2.12(c)
      20.09        0.45(d)    69.31(d)       8,646      0.75(c)       3.11(c)
      20.08        0.26(d)    69.31(d)         447      1.25(c)       2.51(c)
                                1.45%(c)                    2.41%(c)
                                1.95(c)                     1.91(c)
                                1.95(c)                     1.92(c)
                                0.95(c)                     2.91(c)
                                1.45(c)                     2.31(c)
      20.29       17.54      190.43        163,636      1.00          2.94
      20.20       16.71      190.43         23,639      1.76          2.14
      20.17        2.49(d)   190.43          8,850      1.77(c)       2.13(c)
      20.29        2.93(d)   190.43          8,367      0.76(c)       3.13(c)
      20.28        2.66(d)   190.43             16      1.26(c)       2.58(c)
-------------------------------------------------------------------------------
      18.78       18.59      208.11         81,410      1.00          3.76
      18.73       16.22(d)   208.11          2,110      1.75(c)       2.59(c)
-------------------------------------------------------------------------------
      17.31       28.10      197.10         50,928      1.00          3.65
                                1.57                        2.37
                                2.07                        1.83
                                2.08(c)                     1.82(c)
                                1.07(c)                     2.82(c)
                                1.57(c)                     2.27(c)
-------------------------------------------------------------------------------
                                1.77                        2.99
                                2.27(c)                     2.07(c)
-------------------------------------------------------------------------------
                                1.90                        2.75
      14.22        0.87(d)    14.71          7,510      1.00(c)       3.39(c)
-------------------------------------------------------------------------------
                                8.29(c)                    (3.90)(c)
-------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Balanced Fund (the "Fund"). At July 31, 1998, the Fund offers five classes of shares --
  Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the last sale price on valua-tion date or, if no sale occurs at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Fund does not amortize premiums on U.S. Government and corporate bonds. In addition, it is the Fund's policy to accrue for estimated capital gains taxes on foreign se-curities held.

 C. MORTGAGE DOLLAR ROLLS -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and si-multaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

                                                     GOLDMAN SACHS BALANCED FUND

 D. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records re-alized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 H. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 I. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are generally allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Service shares sepa-rately bear a service class fee payable monthly to service organizations for their services.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 J. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services ren-dered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .65% of the average daily net assets of the Fund.

                                                     GOLDMAN SACHS BALANCED FUND
   During the six months ended July 31, 1998, Goldman Sachs voluntarily agreed to reduce or limit certain "Other Expenses" for the Fund (excluding manage-ment, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and ex-traordinary expenses) to the extent such expenses exceeded .10% of the aver-age daily net assets of the Fund. Goldman Sachs reimbursed approximately $250,000 during the six months ended July 31, 1998. At July 31, 1998 approxi-mately $148,000 is owed to the Fund. Effective September 1, 1998, this ex-pense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge imposed and has advised the Company that it retained approximately $206,000 during the period ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans,
 Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   For the six months ended July 31, 1998, the Distributor has voluntarily agreed to waive approximately $234,000 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service
 Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plans equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $145,000, $99,000, $165,000 and $75,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the six months ended July 31, 1998, were $207,762,050 and $159,147,140, respectively.
   Included in these amounts are purchases and proceeds of sales or maturities of governmental securities in the amounts of $22,616,817 and $26,644,596, re-spectively.
   The Fund has recorded a "Payable for forward foreign currency exchange con-tracts" resulting from a closed but not settled forward foreign currency ex-change contract of $25,956 in the accompanying Statement of Assets and Liabilities.
   For the six months ended July 31, 1998, Goldman Sachs earned approximately $17,000 of brokerage commissions from portfolio transactions.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint account which equaled $26,600,000 in principal amount. At July 31, 1998, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, mar-ket value, interest rate and maturity date) were as follows:

                                 PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                   AMOUNT      RATE      DATE        COST
 -----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.,  $100,000,000     5.70% 08/03/98 $  100,000,000

 dated 07/31/98, repurchase price $100,047,500 (total collateral value
 $103,015,560 consisting of GNMA: 6.50%, 08/15/27; FHLMC: 7.00%, 11/01/27;
 FNMA: 9.00%, 11/01/25
 -----------------------------------------------------------------------------
 DONALDSON, LUFKIN & JENRETTE,   200,000,000     5.68  08/03/98    200,000,000

 dated 07/31/98, repurchase price $200,094,667 (total collateral value
 $207,985,925 consisting of FNMA: 7.00%, 03/01/28; FHLMC: 5.50%, 05/01/13)
 -----------------------------------------------------------------------------
 NATIONSBANK,                    300,000,000     5.70  08/03/98    300,000,000

 dated 07/31/98, repurchase price $300,142,500 (total collateral value
 $306,061,477 consisting of FNMA: 6.50%, 11/01/12)
 -----------------------------------------------------------------------------
 NOMURA SECURITIES,
  INTERNATIONAL,                 450,000,000     5.70  08/03/98    450,000,000

 dated 07/31/98, repurchase price $450,213,750 (total collateral value
 $459,000,001 consisting of FNMA: 5.50%-9.00%, 07/01/99-08/01/28; FHLMC:
 5.00%-8.50%, 12/01/98-07/01/28)
 -----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY,           404,700,000     5.69  08/03/98    404,700,000

 dated 07/31/98, repurchase price $404,891,895 (total collateral value
 $413,162,707 consisting of FNMA: 6.50%-8.00%, 08/01/26-07/01/28; FHLMC:
 8.00%-8.50%, 05/01/27-11/01/27)
 -----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $1,454,700,000
 -----------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended July 31, 1998 and for the year ended January 31, 1998 are as follows:

                               FOR THE SIX MONTHS       FOR THE YEAR ENDED
                              ENDED JULY 31, 1998        JANUARY 31, 1998
                                  (UNAUDITED)
                           ---------------------------------------------------
                                SHARES       DOLLARS     SHARES       DOLLARS
 -----------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                 2,230,239  $ 47,248,608  4,149,265  $ 84,252,017
 Reinvestments of dividends
and distributions              103,689     2,180,849    521,497    10,355,369
 Shares repurchased           (872,134)  (18,418,195)  (942,243)  (19,021,204)
                           ---------------------------------------------------
                             1,461,794    31,011,262  3,728,519    75,586,182
 -----------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                   873,368    18,421,303  1,042,755    21,328,112
 Reinvestments of dividends
and distributions               14,406       301,419     55,971     1,106,250
 Shares repurchased           (111,028)   (2,332,022)   (41,140)     (847,100)
                           ---------------------------------------------------
                               776,746    16,390,700  1,057,586    21,587,262
 -----------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                   407,086     8,573,337    441,362     9,200,739
 Reinvestments of dividends
and distributions                5,443       113,645     14,762       290,280
 Shares repurchased            (64,943)   (1,360,559)   (17,257)     (343,901)
                           ---------------------------------------------------
                               347,586     7,326,423    438,867     9,147,118
 -----------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                    75,472     1,597,473    422,391     9,058,228
 Reinvestments of dividends
and distributions                6,299       132,534     24,982       494,072
 Shares repurchased            (63,815)   (1,335,048)   (34,951)     (765,709)
                           ---------------------------------------------------
                                17,956       394,959    412,422     8,786,591
 -----------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                    21,460       443,809        728        15,548
 Reinvestments of dividends
and distributions                   10           203         52         1,050
                           ---------------------------------------------------
                                21,470       444,012        780        16,598
 -----------------------------------------------------------------------------
 NET INCREASE                2,625,552  $ 55,567,356  5,638,174  $115,123,751
 -----------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE


The Goldman Sachs Balanced Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Balanced Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1  Global Resources
   With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2  Fundamental Research
   Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3  Risk Management
   Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk --a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

History has shown that an investment composed of a blend of stocks and bonds provides reduced volatility of returns while capturing the appreciation potential of the portion invested in stocks.

Goldman Sachs Balanced Fund provides investors access to the benefits associated with an investment that is composed of both stocks and bonds. The Fund seeks long-term capital growth and current income through investments in equity and fixed income securities.

Target Your Needs

The Goldman Sachs Balanced Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                          ASSET ALLOCATION


Higher Risk/Return                                      Lower Risk/Return
-------------------------------------------------------------------------
   INTERNATIONAL EQUITY     DOMESTIC EQUITY      FIXED       MONEY
                            . Goldman Sachs      INCOME      MARKET
                              Balanced Fund



For More Information

To learn more about the Goldman Sachs Balanced Fund and other Goldman Sachs Funds, call your investment professional today.


/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004


TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use: September 30, 1998                        BALSAR / 47K / 9-98